EXHIBIT 10.4

AMENDED AND RESTATEDAMENDMENT NO. 6 TO MASTER AGREEMENT TO LEASE

This Amended and Restated Amendment No. 6 to Master Agreement to Lease is entered into as of December 26, 2012 to reflect a change in the date on which National Health Investors, Inc. is conveying the Sale Facilities as defined below to their respective Grantees and shall replace the original Amendment No. 6 to Master Agreement to Lease.

This Amendment No. 6 (hereinafter “6th Amendment”) is made to that certain Master Agreement To Lease between NATIONAL HEALTH INVESTORS, INC. (“Landlord” or “NHI”) and NATIONAL HEALTHCARE CORPORATION (“Tenant” or “NHC”) dated October 17, 1991 (hereinafter, as amended, the “Master Lease”) and is entered into as of the 26th day of December 2012.
PRELIMINARY STATEMENTS

A.WHEREAS, pursuant to the terms of the Master Lease, NHC has leased certain licensed nursing centers, assisted living or retirement facilities in forty-one (41) geographical locations (hereinafter “Leased Properties” or “Leased Property”) as identified on Exhibit A to said Master Lease; and

B.WHEREAS, the Master Lease has been previously amended by amendments, including Amendment No. 5 To Master Agreement To Lease dated December 27, 2005 (the “5th Amendment”); and

C.WHEREAS, the 5th Amendment extended the term of the Master Lease through December 31, 2021 and grants to NHC the right to elect to further extend the term of the Master Lease for three (3) successive five (5) year renewal terms referred to respectively as the Third Renewal Term, the Fourth Renewal Term and the Fifth Renewal Term; and

D.WHEREAS, NHI and NHC have agreed that NHI shall sell to NHC and NHC or its designated affiliate shall purchase from NHI the centers identified as:

(i)	NHC HealthCare, Columbia
101 Walnut Lane
Columbia, Tennessee 38401

(ii)	NHC HealthCare, Hillview
2710 Trotwood Avenue
Columbia, Tennessee 38401

(iii)	NHC HealthCare, Knoxville
809 Emerald Avenue, N.E.
Knoxville, Tennessee 37917

(iv)	NHC HealthCare, Springfield
608 Eighth Avenue East
Springfield, Tennessee 37172

(v)	NHC HealthCare, Madisonville
419 N. Seminary Street
Madisonville, Kentucky 42431

(vi)	NHC HealthCare, Rossville
1425 McFarland Avenue
Rossville, Georgia 30741

(The above six (6) facilities are referred to collectively as the “Sale Facilities”); and have entered into a Purchase and Sale Agreement dated December 26, 2012 to set forth the terms of such purchase and sale; and

E.Landlord and Tenant desire to extend the Term of the Lease and modify the rent provisions of the Master Lease effective upon the closing of the sale of all of the Sale Facilities (but not less than all of the Sale Facilities) to NHC or its affiliates; and

F.Landlord and Tenant desire to make other modifications to the Master Lease as set forth in this 6th Amendment.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the parties do hereby amend the Master Lease as follows:

1.Effective Date of Certain Provisions. This 6th Amendment becomes a part of the Master Lease as of December 26, 2012. The modifications to the Master Lease made in Sections 2, 4, 5, and 6 below shall take effect on the date (herein the “Effective Date”) which is the date on which NHC through its designated affiliates closes the purchase of the Sale Facilities.

2.Modification of "Leased Property". As of the date the sale of the Sale Facilities closes, the phrase “Leased Property,” as found and used in the Master Lease, shall no longer include any of the Sale Facilities, except as expressly provided in this 6th Amendment. Exhibit A to the Master Lease and Schedule A-1 to the 5th Amendment shall be replaced with a revised list of the remaining Leased Property to be attached hereto as Schedule A-1. As of the Effective Date, each Short Form Operating Lease between Landlord and Tenant for any of the Sale Facilities shall terminate. As of the Effective Date, the defined terms “Land,” “Improvements,” “Appurtenances,” and “Fixtures” shall not include any property interests which is a part of any of the Sale Facilities. Upon the conveyance of the Sale Facilities to Tenant, Landlord shall have no continuing obligations to Tenant under the Master Lease with respect to any of the Sale Facilities.

3.Term. Section 1.03 of the Master Lease is hereby amended to acknowledge that Tenant hereby, and as of the date of this 6th Amendment, elects to extend the Term through the Third Renewal Term (as allowed by the 5th Amendment) at the same Base Rent as determined under the provisions of Paragraph 4 below. The Third Renewal Term extends the Term of the Master Lease through December 31, 2026. As provided in the 5th Amendment, Tenant may elect hereafter to further extend the Term of the Master Lease for the Fourth Renewal Term and

The Fifth Renewal Term. The election to extend the Term of the Master Lease through the Third Renewal Term may not be rescinded hereafter by Tenant for any reason other than Landlord’s default in failing to convey the Sales Facilities. If due to Landlord’s default in failing to convey the Sales Facilities, the election to extend the Master Lease is rescinded, Tenant shall have the option to extend the term of the Master Lease for the Third Renewal Term as provided in the Fifth Amendment.

4.Base Rent. Section 2.01.01 of the Master Lease is hereby amended to acknowledge that, as provided in the 5th Amendment, Base Rent due under the Master Lease is currently in the annual amount of Thirty-Three Million Seven Hundred Thousand and No/100 Dollars ($33,700,000.00). Upon the sale of all of the Sale Facilities to Tenant and not less than all of the Sale Facilities, and effective on the Effective Date, Base Rent shall be reduced to equal Thirty Million Seven Hundred Fifty Thousand and No/100 Dollars ($30,750,000.00) per year through the Lease Year ending December 31, 3026. Base Rent shall be paid in equal monthly installments. Base Rent for the Fourth Renewal Term and the Fifth Renewal Term, if applicable, shall be the fair market value base rent as negotiated in the future by Landlord and Tenant. If the Effective Date is later than January 1, 2014, annual Base Rent for the 2014 Lease Year shall remain at $33,700,000.00 through the day preceding the Effective Date, and shall be paid monthly in advance and prorated for any period shorter than a full calendar month. The Base Rent after the sale of the Sale Facilities shall be allocated as set out on Schedule A-2 attached hereto.

5.Percentage Rent. In addition to Base Rent, Tenant shall continue to pay Percentage Rent under Section 2.06 of the Master Lease as amended by the 5th Amendment and as further amended hereby.

(a)With respect to the Sale Facilities only, Percentage Rent for the 2013 Lease Year shall be due and calculated based upon the Gross Revenue of each of the Sale Facilities for the eight (8) month period beginning January 1, 2013 and ending August 31, 2013. For each of the Sales Facilities that Gross Revenue amount shall be compared to 8/12 of the 2007 Gross Revenue for the respective Sale Facility set forth on Schedule A-3. Tenant shall pay to Landlord on or before September 30, 2013, any Percentage Rent due for 2013 on the Sales Facilities, after Landlord’s giving credit for any estimated 2013 payments received by Landlord. For the other Lease Property, Percentage Rent for the 2013 Lease Year shall be paid as required by the Master Lease. Percentage Rent due with respect to the Lease Year ending December 31, 2013 shall be paid in estimated monthly installments during 2013 as provided in Section 2.06.03 of the Master Lease with all Gross Revenues (for both the Sale Facilities and for the remaining Leased Property) to be certified by Tenant and payment adjustment made, if required, in accordance with Sections 2.06.02 and 2.06.03 of the Master Lease.

(b)With respect to Percentage Rent to be paid for the full Lease Year commencing January 1, 2014 and all subsequent Lease Years, the calculation of Gross Revenues shall not include, for both the year in question and the January 1, 2007 through December 31, 2007 base year, any revenues of the Sale Facilities. The Gross Revenue for each Leased Property for the Lease Year ending December 31, 2007 is set out on Schedule A-3, attached hereto.

6.Continuing Master Lease Provisions and the Sale Facilities

(a)Notwithstanding the fact that the Sale Facilities are not included within the meaning of the term “Leased Property” after the date of conveyance of the Sale Facilities, Tenant shall remain liable for performing and meeting all obligations under the Master Lease with respect to the Sale Facilities accruing for any period prior to August 29, 2013. Tenant hereby agrees to defend, indemnify and to hold Landlord harmless from and against any loss, liability, claim, damages (including consequential damages), and cost and expense (including attorney’s fees) arising from Tenant’s not having observed or performed any provision of the Master Lease with respect to any of the Sale Facilities.

(b)All indemnity provisions contained in the Master Lease in favor of Landlord, including, but not limited to, the indemnity provisions of Sections 5.01 and 7.02 thereof, shall continue in effect and shall protect Landlord from any matter relating to any of the Sale Facilities, regardless of the time such matter or claim was first asserted against Landlord or became known to Tenant.

(c)Until all applicable statute of limitation periods have passed, Tenant shall continue to include Landlord as an insured with respect to all insurance coverage for any of the Sale Facilities in accordance with the provisions of Section 4.02 of the Master Lease if such insurance coverage is provided on a claims made basis.

7.Non-Compete Provisions. Tenant acknowledges that if Tenant does not elect to exercise its options to extend the Term of the Master Lease for the Fourth Renewal Term or the Fifth Renewal Term, Landlord will need to sell the Leased Properties or find a new operator to lease the Leased Properties. The then market value of the Leased Properties may be influenced by the existence of competing senior housing facilities, as defined herein, located in the proximity of the Leased Facilities. In consideration of Landlord’s lease of the Leased Properties to Tenant, Tenant agrees to the following non-compete provisions:

(a)Except as specifically permitted below, Tenant agrees that during the last five (5) years of the Term of the Master Lease, neither Tenant nor any subsidiary or other affiliated entity of Tenant or any company under common ownership, management or control with Tenant, shall own, acquire, build, construct, lease, manage or operate a Competing Facility, as defined herein, located within the same county as any of the Leased Properties. This non-compete provision shall not apply if either (i) the Competing Facility was in operation or under actual construction by December 31, 2021 or any later date which is five (5) years and one day prior to the end of the Term if the Term has been extended beyond December 31, 2026 (such date is referred to as the “Allowed Pre-existing Facility Determination Date”); or (ii) any Competing Facility located in a county in which as of the Allowed Pre-existing Facility Determination Date, Tenant owns a nursing home, assisted living or senior living center in addition to the center operated by Tenant on the Leased Property in such county; or (iii) regarding an intended project, one for which on the Allowed Pre-existing Facility Determination Date a Certificate of Need has been issued, if required, for such intended project.

(b)As used herein, Competing Facility means any licensed skilled nursing center or licensed skilled and licensed intermediate care nursing center.

(c)In the event Tenant should breach these non-compete provisions, Tenant may be permanently enjoined from doing so. In the event of any suit to enforce the non-compete provisions, if Landlord is granted any relief against Tenant, Tenant shall be liable to Landlord for all of Landlord’s court costs, expenses and legal fees incurred in seeking to enforce the provisions of this non-compete provision.

8.Section 18.01 of the Master Lease as previously amended by the 5th Amendment is hereby modified to reflect the address of Landlord as:

222 Robert Rose Drive
Murfreesboro, Tennessee 37129

9.Sections 2, 4, and 5 of this 6th Amendment shall be of no effect if Tenant should fail or refuse to purchase all of the Sale Facilities in accordance with the terms and provisions of the Purchase and Sale Agreement of even date herewith.

IN WITNESS WHEREOF, the parties have executed this 6th Amendment on the date shown below.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE TO AMENDED AND RESTATEDAMENDMENT NO. 6 TO MASTER AGREEMENT TO LEASE

TENANT:

NATIONAL HEALTHCARE CORPORATION, a Delaware corporation
By: /s/ Stephen F. Flatt
Stephen F. Flatt, President
Date: August 27, 2013

LANDLORD:
NATIONAL HEALTH INVESTORS, INC., a Maryland corporation
By: /s/ J. Justin Hutchens
J. Justin Hutchens, President

Date: August 27, 2013

SCHEDULE A-1

LEASED PROPERTIES

Tennessee:
Athens Health Care Center
P.O. Box 766
1204 Frye Street
Athens, TN 37303

Colonial Hill Health Care Center
P.O. Box 3218 CRS
3209 Bristol Highway
Johnson city, TN 37602

Franklin Health Care Center
P.O. Box 683
216 Fairground Street
Franklin, TN 37064

Green Valley Health Care Center P.O. Box 585
812 Charlotte Street
Dickson, TN 37055

Lawrenceburg Health Care Center
P.O. Box 767
324 Kennedy Street
Lawrenceburg, TN 38464

McMinnville Health Care Center
P.O. Box 528
Old Smithville Highway
McMinnville, TN 37110

Merihil Health Care Center
P.O. Box 2307
1653 Mooresville Highway
Lewisburg, TN 37091

NHC of Hendersonville
370 Old Shackle Island Road
Hendersonville, TN 37075

Oakwood Health Care Center
P.O. Box 1667
244 Oakwood Drive
Lewisburg, TN 37091

Sch A1-1

Parkwood Health Care Center
2700 Parkwood Avenue
Chattanooga, TN 37404

Pulaski Health Care Center
P.O. Box 638
993 E. College S.
Pulaski, TN 38478

Ridgewood Health Care Center
P.O. Box A
Dogwood Lane
Milan, TN 38358

Sequatchie Health Care Center
P.O. Box 685
Dell Trail
Dunlap, TN 37327

Somerville Health Care Center
P.O. Box 229
308 Lake Drive
Somerville, TN 38068

Sparta Health Care Center
P.O. Box 298
108 Gracey Street
Sparta, TN 38583

Sunny Point Health Care Center
P.O. Box 549
825 College Heights
Smithville, TN 37166

Missouri:
Desloge Health Care Center
P.O. Box AA
801 Brim Street
Desloge, MO 63601

Joplin Health Care Center
2700 East 34th street
P.O. Box 2877
Joplin, MO 64803

Kennett Health Care Center
P.O. Box 696
Route 1, South Bypass
Kennett, MO 63857

Sch A1-2

NHC of Maryland Heights
P.O. Box 2244
2920 Fee Fee Road
Maryland Heights, MO 63043

St. Charles Health Care Center
P.O. Box 1230
35 Sugar Maple Lane
St. Charles, MO 63302

Florida:
NHC of Hudson
P.O. Box 5487
7210 Beacon Woods Drive
Hudson, FL 34667

NHC of Merritt Island
500 Crockett Road
Merritt Island, FL 32953

NHC of Stuart
800 S.E. Central Parkway
Stuart, FL 34994

Plant City Health Care Center
701 North Wilder Road
P.O. Box 2568
Plant City, FL 33566

Kentucky:
Homewood Health Care Center
P.O. Box 297
Homewood Boulevard
Glasgow, KY 42142

South Carolina:
Anderson Health Care Center
P.O. Box 1327
1501 East Greenville
Anderson, SC 29622

Greenwood Health Care Center
P.O. Box 3109
437 East Cambridge Avenue
Greenwood, SC 29646

Laurens Health Care Center
P.O. Box 1197
301 Pinehaven St. Extension
Laurens, SC 29360

Sch A1-3

Alabama:
Golden Springs Health Care Center
P.O. Box 1790
Coleman Road
Anniston, AL 36201

Moulton Health Care Center
P.O. Box 336
300 Hospital Street
Moulton, AL 35650

Virginia:
Bristol Health Care Center
P.O. Box 1166
245 North Street
Bristol, VA 24201

Retirement Centers:
Parkwood Retirement center
2700 Parkwood Avenue
Chattanooga, TN 37404-1747

Colonial Hill Retirement Center
P.O. Box 467 CRS
Johnson City, TN 37602

Lake St. Charles Retirement Center
45 Honey Locust Lane
St. Charles, MO 63303-5711

Sch A1-0

SCHEDULE A-2

ALLOCATION OF BASE RENT
Rent By Facility
Anderson	$3,349,719.74

Anniston	1,152,192.65

Athens	284,407.98

Bristol	635,019.65

Chattanooga	815,050.09

Desloge	179,760.94

Dickson	3,270,528.43

Franklin	1,046,726.88

Glasgow	1,180,434.81

Greenwood	899,691.97

Hendersonville	1,057,860.06

Johnson City	708,580.13

Joplin	635,617.43

Kennett	367,561.80

Laurens	1,545,509.57

Lewisburg	874,051.62

Maryland Heights	251,289.76

McMinnville	1,044,503.59

Milan	881,207.66

Moulton	890,546.86

Oakwood	436,469.35

Pulaski	915,841.10

Scott	608,339.08

Sequatchie	242,468.21

Smithville	577,233.22

Somerville	678,087.76

Sparta	102,094.55

St. Charles	100,000.00

Colonial Hill Ret.	410,208.65

Lake St. Charles	848,018.77

Parkwood Ret.	8,977.69

Bayonet Point	1,325,000.00

Merritt Island	1,500,000.00

Parkway	1,300,000.00

Plant City	627,000.00

Total NHI Rent	$30,750,000

Sch A3 - 0

SCHEDULE A-3
GROSS REVENUE FOR 2007 LEASE YEAR

Base Year Revenue

Post Sale of 6 Buildings	2007 Base Year Revenue

NHC Healthcare, Anderson	$22,776,366.28
NHC HealthCare, Anniston	11,071,802.58
NHC Healthcare, Athens	5,817,454.80
NHC HealthCare, Bristol	7,377,574.66
NHC Healthcare, Chattanooga	13,534,991.10
NHC Healthcare, Desloge	4,371,586.50
NHC HealthCare, Dickson	15,415,625.04
NHC HealthCare, Franklin	6,496,021.07
NHC Healthcare, Glasgow	11,491,923.29
NHC Healthcare, Greenwood	9,448,370.41
NHC Healthcare, Hendersonville	9,930,983.82
NHC Healthcare, Johnson City	10,324,429.96
NHC Healthcare, Joplin	7,092,815.60
NHC Healthcare, Kennett	7,187,714.90
NHC HealthCare, Laurens	12,361,571.91
NHC Healthcare, Lewisburg	7,157,903.98
NHC Healthcare, Maryland Heights	11,217,904.44
NHC HealthCare, McMinnville	9,019,944.18
NHC HealthCare, Milan	7,982,545.27
NHC HealthCare, Moulton	8,638,529.94
NHC Healthcare, Oakwood	4,205,190.27
NHC HealthCare, Pulaski	8,224,185.72
NHC Healthcare, Scott	5,534,074.24
NHC HealthCare, Sequatchie	6,637,547.45
NHC HealthCare, Smithville	7,180,243.41
NHC Healthcare, Somerville	5,191,475.41
NHC Healthcare, Sparta	7,495,864.95
NHC Healthcare, St. Charles	6,796,719.77
Colonial Hill Retirement Center	1,655,498.30
Lake St. Charles Retirement Center	3,837,860.40
Parkwood Retirement Center	413,028.51
Bayonet Point (Hudson)	15,195,687.61
Merritt Island	14,704,644.29
Parkway HCC (Stuart)	14,673,645.99

Plant City	12,932,961.28

Revised Base Year Revenue	$313,394,687.26

Sale of 6 Buildings:
NHC HealthCare, Columbia	$6,799,737.53
NHC Healthcare, Hillview	6,469,995.60
NHC Healthcare, Knoxville	8,353,316.24
NHC HealthCare, Springfield (TN)	7,391,856.03
NHC Healthcare, Madisonville	5,514,677.37
NHC HealthCare, Rossville	6,701,908.30
$41,231,491.06
Current Total:	$354,626,178.31
Sch A3 - 0